UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2025

THE INTERPUBLIC GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Third Avenue, New York, New York 10022

(Address of principal executive offices) (Zip Code)

(212) 704-1200

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 22, 2025, The Interpublic Group of Companies, Inc. (“IPG”) entered into a Thirteenth Supplemental Indenture (the “Thirteenth Supplemental Indenture”) between IPG, as issuer, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to that certain Senior Debt Indenture, dated as of March 2, 2012, between IPG, as issuer, and the Trustee, as trustee (the “Base Indenture”), as supplemented by (i) the Seventh Supplemental Indenture, dated as of September 21, 2018 (the “Seventh Supplemental Indenture”), providing for the issuance of IPG’s 4.650% Senior Notes due 2028 (the “Existing IPG 2028 Notes”); (ii) the Eighth Supplemental Indenture, dated as of September 21, 2018 (the “Eighth Supplemental Indenture”), providing for the issuance of IPG’s 5.400% Senior Notes due 2048 (the “Existing IPG 2048 Notes”); (iii) the Ninth Supplemental Indenture, dated as of March 30, 2020 (the “Ninth Supplemental Indenture”), providing for the issuance of IPG’s 4.750% Senior Notes due 2030 (the “Existing IPG 2030 Notes”); (iv) the Tenth Supplemental Indenture, dated as of February 25, 2021 (the “Tenth Supplemental Indenture”), providing for the issuance of IPG’s 2.400% Senior Notes due 2031 (the “Existing IPG 2031 Notes”); (v) the Eleventh Supplemental Indenture, dated as of February 25, 2021 (the “Eleventh Supplemental Indenture”), providing for the issuance of IPG’s 3.375% Senior Notes due 2041 (the “Existing IPG 2041 Notes”); and (vi) the Twelfth Supplemental Indenture, dated as of June 8, 2023 (the “Twelfth Supplemental Indenture” and, together with the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, the “Supplemental Indentures” and the Base Indenture, as so supplemented by the Supplemental Indentures and as further supplemented by the Thirteenth Supplemental Indenture, the “Indenture”), providing for the issuance of the 5.375% Senior Notes due 2033 (the “Existing IPG 2033 Notes” and, together with the Existing IPG 2028 Notes, the Existing IPG 2048 Notes, the Existing IPG 2030 Notes, the Existing IPG 2031 Notes and the Existing IPG 2041 Notes, the “Existing IPG Notes”).

The Thirteenth Supplemental Indenture was entered into to effect the amendments (the “Proposed Amendments”) to the Existing IPG Notes, for which consents were solicited in the previously announced private exchange offers (the “Exchange Offers”) and consent solicitations (the “Consent Solicitations”) by Omnicom Group Inc. (“Omnicom”), on behalf of IPG, with respect to the Existing IPG Notes.

The Proposed Amendments eliminate certain of the covenants, restrictive provisions and events of default from each series of Existing IPG Notes.

The Thirteenth Supplemental Indenture was effective upon execution; however, the Proposed Amendments will become operative (i) only on the settlement date for the Exchange Offers and the Consent Solicitations, which is expected to be within two business days after the expiration date of the Exchange Offers at 5:00 p.m., New York City time, on September 9, 2025 (the “Expiration Date”), unless extended pursuant to the terms of the Exchange Offers, and (ii) subject to satisfaction or waiver of certain conditions, including the completion of Omnicom’s pending transaction to acquire IPG contemplated by the Agreement and Plan of Merger, dated as of December 8, 2024 (such transaction, the “Merger”). Omnicom may waive any such condition at any time with respect to an Exchange Offer (other than the condition that the Merger shall have been completed).

To the extent the completion of the Merger is not anticipated to occur on or before the settlement date, for any reason, Omnicom anticipates extending the Expiration Date until such time that the Merger has been completed. Any such extension of the Expiration Date will correspondingly extend the settlement date. During any extension of the Expiration Date, all Existing IPG Notes not previously tendered (or validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by Omnicom.

The foregoing description of the Thirteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Thirteenth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 8.01	Other Events.

On August 25, 2025, IPG and Omnicom issued a joint press release announcing the early participation results of the Exchange Offers and Consent Solicitations.

As of 5:00 p.m., New York City time, on August 22, 2025 (the “Early Tender Date”), Omnicom had received consents from holders representing (i) 89.67% in principal amount of the Existing IPG 2028 Notes; (ii) 90.22% in principal amount of the Existing IPG 2030 Notes; (iii) 91.37% in principal amount of the Existing IPG 2031 Notes; (iv) 92.19% in principal amount of the Existing IPG 2033 Notes; (v) 98.77% in principal amount of the Existing IPG 2041 Notes; and (vi) 97.57% in principal amount of the Existing IPG 2048 Notes. In accordance with the terms of the Indenture and the confidential offering memorandum and consent solicitation statement, dated as of August 11, 2025 (the “Exchange Offer Memorandum”), Omnicom has received consents of the eligible holders of a majority in aggregate principal amount of each series of the Existing IPG Notes sufficient to adopt the Proposed Amendments in respect of each series of Existing IPG Notes. Accordingly, consents delivered in the Consent Solicitations with respect to each series of Existing IPG Notes may no longer be revoked.

A copy of the press release announcing the early participation results of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the terms and subject to the conditions set forth in the Exchange Offer Memorandum, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to certain conditions set forth in the Exchange Offer Memorandum.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including the exhibits) contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom or IPG or their representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s and IPG’s management as well as assumptions made by, and information currently available to, Omnicom’s and IPG’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s and IPG’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

•

risks relating to the pending merger between Omnicom and IPG, including: that the merger may not be completed in a timely manner or at all, which could result in the termination of the Exchange Offers and Consent Solicitations; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships and a loss of clients; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all or some of the anticipated benefits of the merger or fail to effectively manage its expanded operations;

•

adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s and IPG’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;

•	international, national or local economic conditions that could adversely affect Omnicom, IPG or their respective clients;

•	losses on media purchases and production costs incurred on behalf of clients;

•	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

•	the ability to attract new clients and retain existing clients in the manner anticipated;

•	changes in client marketing and communications services requirements;

•	failure to manage potential conflicts of interest between or among clients;

•	unanticipated changes related to competitive factors in the marketing and communications services industries;

•	unanticipated changes to, or the ability to hire and retain key personnel;

•	currency exchange rate fluctuations;

•	reliance on information technology systems and risks related to cybersecurity incidents;

•	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence (AI) technologies and related partnerships;

•	changes in legislation or governmental regulations affecting Omnicom, IPG or their respective clients;

•	risks associated with assumptions made in connection with acquisitions, critical accounting estimates and legal proceedings;

•

risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

•

risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s and IPG’s respective control on such goals and initiatives;

•	the outcome of the Exchange Offers and Consent Solicitations; and

•	other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s and IPG’s Securities and Exchange Commission (“SEC”) filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and IPG’s businesses, including those described in Omnicom’s and IPG’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Thirteenth Supplemental Indenture, dated August 22, 2025, between IPG and U.S. Bank Trust Company, National Association, related to IPG’s 4.650% Senior Notes due 2028, 4.750% Senior Notes due 2030, 2.400% Senior Notes due 2031, 5.375% Senior Notes due 2033, 3.375% Senior Notes due 2041, and 5.400% Senior Notes due 2048.

99.1	Press Release of IPG and Omnicom, dated August 25, 2025, related to the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: August 25, 2025	By:	/s/ Andrew Bonzani
	Name:	Andrew Bonzani
	Title:	Executive Vice President and General Counsel